Derivative Instruments	12 Months Ended
Dec. 31, 2014
Derivative Instruments

Note 13. Derivative Instruments

The fair value of foreign currency contracts (Note 14) outstanding, as shown on the face of the balance sheets included in other current assets and Accrued expenses and other current liabilities, respectively, is presented below:

	December 31, 2013		December 31, 2014
	Notional U.S. dollar equivalent	Fair Value	Notional U.S. dollar equivalent	Fair Value
Assets –
Foreign currency contracts	$20,510	$154	$27,778	$697

Liabilities –
Foreign currency contracts	$1,448	$10	$4,287	$42

During 2012 and 2013 the Company recorded net losses on foreign currency contracts of $102, $39, respectively. The net result on foreign currency contracts during 2014 was a gain of $326. These gains and losses were recorded on the face of the consolidated income statements under Other, net under the caption Other income and expense.